Exhibit 10.2

To:      SAFETEK INTERNATIONAL, INC.
         5509 11TH Avenue
         Brooklyn, NY 11219


                           SAFETEK INTERNATIONAL, INC.
        REGULATION S SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION

                                   SECTION 1.

                  1.1 Subscription. The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase ___________
shares (the "Shares") of common stock (the "Common Stock") of Safetek International, Inc., a Delaware corporation (the "Company") in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the U.S.

                  The Shares are pursuant to a private placement of the Common Stock of the Company pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act").

                  1.2      Purchase of Shares.

                  The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Shares shall be ____ dollars ($_____). The Company shall deliver the Shares to the undersigned within 10 days of the acceptance of this Subscription Agreement by the Company.

                  1.3      Acceptance or Rejection.

                  (a) The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Shares if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to the Closing, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's subscription.

                  (b)  The   undersigned   understands   and  agrees   that  its
subscription for the Shares is irrevocable.

                  (c) In the event the sale of the Shares subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Company by the undersigned, without interest thereon or deduction therefrom, in exchange for the Shares.


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                                   SECTION 2.

                  2.1      Closing

                  The closing (the "Closing") of the purchase and sale of the Shares, simultaneously with the acceptance by the Company of the undersigned's subscription, as evidenced by the Company's execution of this Subscription Agreement.

                                   SECTION 3.

                  3.1      Investor Representations and Warranties.

                  The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

                  (a) The undersigned is acquiring the Shares for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Shares or any portion thereof. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Shares for which the undersigned is subscribing or any part of the Shares.

                  (b) The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

                  (c) The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the undersigned in connection with investment securities generally.

                  (d) The undersigned understands that, except as set forth herein, the Company is under no obligation to register the Shares under the Securities Act, or to assist the undersigned in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.


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

                  (e) The undersigned is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iii) able to afford the entire loss of its investment in the Shares.

                  (f) The undersigned acknowledges his understanding that the offering and saleof the Shares is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Company and its affiliates as follows:

                  (i) The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention;

                  (ii) The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company; and

                  (iii) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares. The undersigned also represents it has not been organized for the purpose of acquiring the Shares; and

                  (iv) The undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Shares, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

                  (v) The undersigned has carefully reviewed all of the Company's filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (g) The undersigned is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The undersigned has relied solely on its own advisors.

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

                  (h) No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for Shares the undersigned is not relying upon any representations other than those contained herein.

                  (i) Compliance with Local Laws. Any resale of the Shares during the `distribution compliance period' as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The Investor will not offer to sell or sell the Shares in any jurisdiction unless the Investor obtains all required consents, if any.

                  (j) Regulation S Exemption. The undersigned understands that the Shares are being offered and sold to him in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Shares. In this regard, the undersigned represents, warrants and agrees that:

            1. The undersigned is not a U.S. Person (as defined below) and is an affiliate (as defined in Rule 501(b) under the Securities
                  Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:

                  o any natural person resident in the United States of America;

                  o any partnership or corporation organized or incorporated under the laws of the United States of America;

                  o any estate of which any executor or administrator is a U.S. person;

                  o     any trust of which any trustee is a U.S. person;

                  o any agency or branch of a foreign entity located in the United States of America;

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

                  o any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                  o any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and o any partnership or corporation if:

                           (A) organized or  incorporated  under the laws of any
                  foreign jurisdiction; and

                           (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

            2. At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the undersigned was outside of the United States.

            3. The undersigned will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

            4. The undersigned will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

            5. The undersigned was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

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

            6. Neither the undersigned nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Investor and any person acting on his behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

            7. The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

            8. Neither the undersigned nor any person acting on his behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The undersigned agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

            9. Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

                                    (A)  "THE   SHARES  ARE  BEING   OFFERED  TO
                              INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT."

                                    (B) "TRANSFER OF THESE SHARES IS PROHIBITED,
                              EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

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

            10. The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section 2.

      ( ) (k) [this representation shall apply only to Investor who specifically filled the box] The undersigned is an "accredited investor" as that term is defined within the meaning of Rule 501 " as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3).

                  (l) The undersigned understands that an investment in the Shares is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

                  (m) The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

                  (n) The undersigned has received all documents, records, books and other information pertaining to the undersigned's investment in the Company that has been requested by the undersigned. The undersigned has reviewed or received copies of all reports and other documents filed by the Company with the Securities and Exchange Commission (the "SEC Documents").

                  (o) The undersigned represents and warrants to the Company that all information that the undersigned has provided to the Company, including, without limitation, the information in the Investor Questionnaire attached hereto or previously provided to the Company (the "Investor Questionnaire"), is correct and complete as of the date hereof.

                  (p) Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Shares. The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned's own advisers as to the financial, tax, legal and related matters concerning an investment in the Shares and on that basis believes that his or its investment in the Shares is suitable and appropriate for the undersigned.

                  (q) The undersigned is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment,
(ii) made any  recommendation  or endorsement  of the Shares or the Company,  or
(iii) guaranteed or insured any investment in the Shares or any investment made by the Company.

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

                  (p) The undersigned understands that the price of the Shares offered hereby bear no relation to the assets, book value or net worth of the Company and were determined arbitrarily by the Company. The undersigned further understands that there is a substantial risk of further dilution on his or its investment in the Company.

                                   SECTION 4.

                  The Company represents and warrants to the undersigned as follows:

                  4.1 Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company.

                  4.2 Authority. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                  4.3 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 500,000,000,000 shares of Common Stock, of which as of the date hereof 499,472 shares are issued and outstanding, and 50,000,000 shares of Preferred Stock, of which as of the date hereof 10, 365 shares are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable.

                  4.4 SEC Documents. To the best of Company's knowledge, the Company has not provided to the undersigned any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and

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

other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the Securities and Exchange Commission (the "SEC") or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                  4.5 Exemption from Registration; Valid Issuances. The sale and issuance of the Shares, in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, may and shall be properly issued by the Company to the undersigned pursuant to any applicable state law. When issued and paid for as herein provided, the Shares shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Shares pursuant to, nor the Company's performance of its obligations under, this Agreement shall (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company, or (b) entitle the other holders of the Common Stock of the Company to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Shares shall not subject the undersigned to personal liability by reason of the ownership thereof.

                  4.6 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

                  4.7 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Shares, do not and will not (a) result in a violation of the Certificate or By-Laws of the Company or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument

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or any "lock-up" or similar  provision of any underwriting or similar  agreement to which the Company is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations)applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to the Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Over The Counter Bulletin Board); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the undersigned herein.

                  4.8 No Undisclosed Liabilities. The Company has no liabilities or obligations that are material, individually or in the aggregate, and that are not disclosed in the SEC Documents or otherwise publicly announced, other than those incurred in the ordinary course of the Company's businesses and which, individually or in the aggregate, do not or would not have a material adverse effect on the Company.

                  4.9 No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

                  4.10 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement, under circumstances that would require registration of the Common Stock under the Securities Act.

                  4.11 Litigation and Other Proceedings. Except as may be set forth in the SEC Documents, there are no lawsuits or proceedings pending or to the best knowledge of the Company threatened, against the Company, nor has the

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Company received any written or oral notice of any such action, suit, proceeding or investigation, which would have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which would have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company.

                  4.12 Certain Transactions. Except as set forth in the SEC Documents filed at least ten days prior to the date hereof and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  4.13 No Misleading or Untrue Communication. The Company, any person representing the Company, and, to the knowledge of the Company, any other person selling or offering to sell the Shares, if any, in connection with the transactions contemplated by this Agreement, have not made, at any time, any written or oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

                                   SECTION 5.

                  5.1 Indemnity. The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

                  5.2 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

                  5.3 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

                  5.4 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

                  5.5 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

                  5.6 Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

                  5.7 Assignability. This Agreement is not transferable or assignable by the undersigned.

                  5.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

                  5.9 Pronouns. The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

                5.10 Lock-up. Without limiting any provisions of applicable law, or any other provision of this Agreement, and in addition to such provisions, the undersigned agrees that, if the number of Shares purchased hereunder is higher than 500,000, then the following limitations shall apply:

                   (a) Prohibition on Transfers During Restricted Period. Except as set forth in sub-section (d), the undersigned shall not, at any time prior to the second anniversary of the date hereof (the "Restricted Period"), directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any of the Shares or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Shares, in cash or otherwise (any such transaction, whether or not for consideration, being referred to herein as a "Transfer" and each person or entity to whom a Transfer is made, regardless of the method of Transfer, is referred as a "Transferee").

                   (b) Obligations of Transferees. Except for Transfers described in the last sentence of this paragraph, no Transfer by the undersigned (including a permitted Transfer pursuant to sub-section (d) below), shall be effective unless the Transferee shall have executed and delivered to the Company an appropriate document in form and substance reasonably satisfactory to the Company confirming that the Transferee takes such Shares subject to all the terms and conditions of this Agreement to the same extent as its transferor was bound by such provisions (including without limitation that the Transferred Shares bear legends substantially in the forms required by this Agreement). Transfers by such Transferees shall be subject to the terms of this Agreement. The requirements set forth in this paragraph shall not apply to Transfers pursuant to an effective registration statement under the Securities Act.

                   (c) Compliance with Securities Laws. The undersigned shall not at any time following the Restricted Period make any Transfer except (a) Transfers pursuant to an effective registration statement under the Securities Act, (b) Rule 144 Transfers or (c) if the undersigned shall have furnished the Company with an opinion of counsel, if reasonably requested by the Company, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that the Transfer is otherwise exempt from registration under the Securities Act and that the Transfer otherwise complies with the terms of this Agreement.

               (d) Permitted Transfers. The restrictions on Transfers set forth in sub-section (a) of this Section 5.10 shall not apply to a Transfer of Shares by an individual to a spouse, child, brother, sister or trustee of the transferor, to any corporate entity which is controlled by the transferor, and to any Transfer of the Shares by the Permitted Transferee back to the transferor.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
Agreement on the day of ________________, 2004.

Amount of Investment:

$______________________

INDIVIDUAL INVESTOR:


----------------------
Name:


PARTNERSHIP, CORPORATION, TRUST,
CUSTODIAL ACCOUNT, OTHER INVESTOR

---------------------------
(Print Name of Entity)



By:
    -----------------------
Name:
Title:
Address:


Taxpayer Identification Number:_____________

                           ACCEPTANCE OF SUBSCRIPTION

                      (to be filed out only by the Company)

The Company hereby accepts the above application for subscription for Shares on behalf of the Company.



SAFETEK INTERNATIONAL, INC.                 Dated: September ___, 2004


By:
    ---------------------------
Name:
Title:

                           SAFETEK INTERNATIONAL, INC.

                             INVESTOR QUESTIONNAIRE

A.       1.       General Information

1. Print Full Name of Investor: Individual:
                                            ------------------------------------
                                            First, Middle, Last

                                            Partnership, Corporation, Trust,
                                            Custodial Account, Other:

                                            ------------------------------------
                                                          Name of Entity

2.       Address for Notices:               ____________________________________

                                            ____________________________________

                                            ____________________________________


3.       Name of Primary Contact Person:    ____________________________________
         Title:

4.       Telephone Number:                  ____________________________________

5.       E-Mail Address:                    ____________________________________

6.       Facsimile Number:                  ____________________________________

7.       Permanent Address:                 ____________________________________
         (if different from Address for
         Noticesabove)

8.       Authorized Signatory:              ____________________________________

         Title:                             ____________________________________

         Telephone Number:                  ____________________________________

         Facsimile Number:                  ____________________________________

9.       U.S. Investors Only:

         U.S. Taxpayer Identification
         or Social Security Number:         ____________________________________


B.       ACCREDITED INVESTOR STATUS

The Investor represents and warrants that the Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and has checked the box or boxes below which are next to the categories under which the Investor qualifies as an accredited investor:


FOR INDIVIDUALS:

|_| A natural person with individual net worth (or joint net worth with spouse) in excess of $1 million. For purposes of this item, "net worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles (and including property owned by a spouse), over total liabilities.

|_| A natural person with individual income (without including any income of the Investor's spouse) in excess of $200,000, or joint income with spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

For entities:

|_| A bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

|_|     An insurance company as defined in Section 2(13) of the Securities Act.

|_| A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

|_| An investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). If an Investor has checked this box, please contact _______ for additional information that will be required.

|_| A business development company as defined in Section 2(a)(48) of the Investment Company Act.

|_|     A small  business  investment  company  licensed  by the Small  Business
        Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

|_| A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940. If an Investor has checked this box, please contact ______ for additional information that will be required.

|_| An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5 million.

|_| A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and the purchase of the Shares.

|_| An employee benefit plan within the meaning of ERISA if the decision to invest in the Shares is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

|_| A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5 million.

|_| An entity, including a grantor trust, in which all of the equity owners are accredited investors as determined under any of the foregoing paragraphs (for this purpose, a beneficiary of a trust is not an equity owner, but the grantor of a grantor trust is an equity owner).

C.       SUPPLEMENTAL DATA FOR ENTITIES

1. If the Investor is not a natural person, furnish the following supplemental data (natural persons may skip this Section C of the Investor Questionnaire):

Legal form of entity (trust, corporation, partnership, etc.): __________________

Jurisdiction of organization: __________________________________________________

2. Was the Investor organized for the specific purpose of acquiring the Shares?

                       |_| Yes                     |_| No

         If the answer to the above question is "Yes," please contact _______, ________, at _______ or ________ for additional information that will be required.

3. Are shareholders, partners or other holders of equity or beneficial interest in the Investor able to decide individually whether to participate, or the extent of their participation, in the Investor's investment in the Company (i.e., can shareholders, partners or other holders of equity or beneficial interest in the Investor determine whether their capital will form part of the capital invested by the Investor in the Company)?

                       |_| Yes                     |_| No

         If the answer to the above question is "Yes," please contact _____ for additional information that will be required.

4(a). Please indicate whether or not the Investor is, or is acting on behalf of,
(i) an employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not such plan is subject to ERISA, or (ii) an entity which is deemed to hold the assets of any such employee benefit plan pursuant to 29 C.F.R. ss. 2510.3-101. For example, a plan which is maintained by a foreign corporation, governmental entity or church, a Keogh plan covering no common-law employees and an individual retirement account are employee benefit plans within the meaning of Section 3(3) of ERISA but generally are not subject to ERISA (collectively, "Non-ERISA Plans"). In general, a foreign or US entity which is not an operating company and which is not publicly traded or registered as an investment company under the Investment Company Act of 1940, as amended, and in which 25% or more of the value of any class of equity interest is held by employee pension or welfare plans (including an entity which is deemed to hold the assets of any such plan), would be deemed to hold the assets of one or more employee benefit plans pursuant to 29 C.F.R. ss. 2510.3-101. However, if only Non-ERISA Plans were invested in such an entity, the entity generally would not be subject to ERISA. For purposes of determining whether this 25% threshold has been met or exceeded, the value of any equity interest held by a person (other than such a plan or entity) who has discretionary authority or control with respect to the assets of the entity, or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person, is disregarded.

                       |_| Yes                     |_| No

4(b). If the Investor is, or is acting on behalf of, such an employee benefit plan, or is an entity deemed to hold the assets of any such plan or plans, please indicate whether or not the Investor is subject to ERISA.

                       |_| Yes                     |_| No

4(c.) If the Investor answered "Yes" to question 4.(b) and the Investor is investing the assets of an insurance company general account, please indicate what percentage of the Investor's assets the purchase of the Shares is subject to ERISA. ___________%.

5. Does the amount of the Investor's subscription for the Shares in the Company exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the Investor?

                       |_| Yes                     |_| No

         If the question above was answered "Yes," please contact ________ for additional information that will be required.

6(a). Is the Investor a private investment company which is not registered under the Investment Company Act, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

                       |_| Yes                     |_| No

6(b). If the question above was answered "Yes," was the Investor formed prior to April 30, 1996?

                       |_| Yes                     |_| No

         If the questions set forth in (a) and (b) above were both answered "Yes," please contact ________ for additional information that will be required.

7(a). Is the Investor a grantor trust, a partnership or an S-Corporation for US federal income tax purposes?

                       |_| Yes                     |_| No

7(b). If the question above was answered "Yes," please indicate whether or not:

     (i) more than 50 percent of the value of the ownership interest of any beneficial owner in the Investor is (or may at any time during the term of the Company be) attributable to the Investor's (direct or indirect) interest in the Company; or

                       |_| Yes                     |_| No

     (ii) it is a principal purpose of the Investor's participation in the Company to permit the Partnership to satisfy the 100 partner limitation contained in US Treasury Regulation Section 1.7704-1(h)(3).

                       |_| Yes                     |_| No

         If either question above was answered "Yes," please contact _______ for additional information that will be required.

8. If the Investor's tax year ends on a date other than December 31, please indicate such date below:

                                                  ------------------------------
                                                              (Date)

D.        RELATED PARTIES

1. To the best of the Investor's knowledge, does the Investor control, or is the Investor controlled by or under common control with, any other investor in the Company?

                       |_| Yes                     |_| No

                  If the answer above was answered "Yes", please identify such related investor(s) below.

                  Name(s) of related investor(s): _______________________-

2. Will any other person or persons have a beneficial interest in the Shares to be acquired hereunder (other than as a shareholder, partner, or other beneficial owner of equity interest in the Investor)?

                       |_| Yes                     |_| No

                  If either question above was answered "Yes", please contact ______ for additional information that will be required.


The Investor understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the Investor to purchase the Shares. The Investor agrees to notify the Company immediately if any representation or warranty contained in this Subscription Agreement, including this Investor Questionnaire, becomes untrue at any time. The Investor agrees to provide, if requested, any additional information that may reasonably be required to substantiate the Investor's status as an accredited investor or to otherwise determine the eligibility of the Investor to purchase the Shares. The Investor agrees to indemnify and hold harmless the Company and each officer, director, shareholder, agent and representative of the Company and their respective affiliates and successors and assigns from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained herein.


                                    INDIVIDUAL:

                                    ------------------------------------
                                                 (Signature)

                                    ------------------------------------
                                                 (Print Name)


                                    PARTNERSHIP, CORPORATION, TRUST,
                                    CUSTODIAL ACCOUNT, OTHER:

                                    ----------------------_-------------
                                               (Name of Entity)

                                    By:  _______________________________
                                                 (Signature)

                                         -------------------------------
                                              (Print Name and Title)

Annex 1

DEFINITION OF "INVESTMENTS"

The term "investments" means:

1) Securities, other than securities of an issuer that controls, is controlled by, or is under common control with, the Investor that owns such securities, unless the issuer of such securities is:

            (i) An investment company or a company that would be an investment company but for the exclusions or exemptions provided by the Investment Company Act, or a commodity pool; or

            (ii)  a Public Company (as defined below);

            (iii) A  company  with  shareholders'  equity  of not less  than $50 million (determined in accordance with generally accepted accounting principles) as reflected on the company's most recent financial statements, provided that such financial statements present the information as of a date within 16 months preceding the date on which the Investor acquires Shares;

2)   Real estate held for investment purposes;

3)   Commodity Shares (as defined below) held for investment purposes;

4)   Physical Commodities (as defined below) held for investment purposes;

5) To the extent not securities, Financial Contracts (as defined below) entered into for investment purposes;

6) In the case of an Investor that is a company that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act, or a commodity pool, any amounts payable to such Investor pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the Investor upon the demand of the Investor; and

7)   Cash and cash equivalents held for investment purposes.

     Real Estate that is used by the owner or a Related Person (as defined below) of the owner for personal purposes, or as a place of business, or in connection with the conduct of the trade or business of such owner or a

     Related Person of the owner, will NOT be considered Real Estate held for investment purposes, provided that real estate owned by an Investor who is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. However, residential real estate will not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by section 280A of the Internal Revenue Code of 1986, as amended.

     A Commodity Interest or Physical Commodity owned, or a Financial Contract entered into, by the Investor who is engaged primarily in the business of investing, reinvesting, or trading in Commodity Shares, Physical Commodities or Financial Contracts in connection with such business may be deemed to be held for investment purposes.

     "Commodity Shares" means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of:

            (i) Any contract market designated for trading such transactions under the Commodity Exchange Act and the rules thereunder; or

            (ii) Any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act.

"Public Company" means a company that:

            (i)   files  reports   pursuant  to  Section  13  or  15(d)  of  the
                  Securities Exchange Act of 1934, as amended; or

            (ii) has a class of securities that are listed on a Designated Offshore Securities Market, as defined by Regulation S of the Securities Act.

"Financial Contract" means any arrangement that:

            (i) takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets;

            (ii) is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and

            (iii) is entered into in response to a request from a counter  party for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

"Physical Commodities" means any physical commodity with respect to which a Commodity Interest is traded on a market specified in the definition of Commodity Shares above.

"Related Person" means a person who is related to the Investor as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the Investor, or is a spouse of such descendant or ancestor, provided that, in the case of a Family Company, a Related Person includes any owner of the Family Company and any person who is a Related Person of such an owner. "Family Company" means a company that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse
(including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established for the benefit of such persons.

For purposes of determining the amount of investments owned by a company, there may be included investments owned by majority-owned subsidiaries of the company and investments owned by a company ("Parent Company") of which the company is a majority-owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the Parent Company.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person's investments any investment held jointly with such person's spouse, or investments in which such person shares with such person's spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Partnership are qualified purchasers, there may be included in the amount of each spouse's investments any investments owned by the other spouse (whether or not such investments are held jointly). There shall be deducted from the amount of any such investments any amounts specified by paragraph 2(a) of Annex 2 incurred by such spouse.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person's investments any investments held in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person.

ANNEX 2

VALUATIONS OF INVESTMENTS

The general rule for determining the value of investments in order to ascertain whether a person is a qualified purchaser is that the value of the aggregate amount of investments owned and invested on a discretionary basis by such person shall be their fair market value on the most recent practicable date or their cost. This general rule is subject to the following provisos:

1) In the case of Commodity Shares, the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Shares; and

2) In each case, there shall be deducted from the amount of investments owned by such person the following amounts:

            (i) The amount of any outstanding indebtedness incurred to acquire the investments owned by such person.

            (ii) A Family Company, in addition to the amounts specified in paragraph (a) above, shall have deducted from the value of such Family Company's investments any outstanding indebtedness incurred by an owner of the Family Company to acquire such investments.



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